Transfers of Financial Assets - Summary of Reverse Repurchase Agreements (Detail) - Reverse repurchase agreements [member] - EUR (€) € in Millions	Dec. 31, 2021	Dec. 31, 2020
Disclosure of financial assets [line items]
Cash paid for reverse repurchase agreements	€ 1,004	€ 1,180
Fair value of non-cashcollateral received	1,025	1,199
Net exposure	(21)	(19)
Non-cash collateral that can be sold or repledged in the absence of default	695	869
Non-cash collateral that has been sold or transferred	€ 0	€ 0